SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005

Carriage Services, Inc.

(Exact name of registrant as specified in is charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 St. James Place, 4th Floor

Houston, Texas 77056

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On January 20, 2005, the Company issued a press release announcing the pricing of its previously announced $130 million senior notes offering.   A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

The press release and information in this report are being furnished in accordance with Regulation FD and not “filed” with the Securities and Exchange Commission. Accordingly, the information in this report is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits

Item	Description

99.1	Press Release dated January 20, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Date: January 20, 2005	By:	/s/JosephSaporito
Joseph Saporito
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated January 20, 2005